UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JUNE 23, 2005


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


       5100 W. COPANS ROAD, SUITE 710, MARGATE, FLORIDA          33063
       ------------------------------------------------        ----------
          (Address of Principal Executive Offices)             (Zip Code)


                                 (954) 974-5818
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
         (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR .240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-34(c) under the Exchange
    Act (17 CFT 240-13e-4(c)

ITEM 3.02.  UNREGISTERED SALE OF EQUITY SECURITIES

         a) On June 23, 2005, the registrant consummated the private sale of seven (7) Units to five (5) accredited investors, each Unit consisting of 100,000 shares of Common Stock and a three (3) year warrant to purchase 25,000 shares of Common Stock at an exercise price of $1.00 per share. The per Unit cost was $55,000.

         b) The shares were sold through Lempert Brothers International U.S.A., Inc., acting as underwriter.

         c) The total offering price was $385,000.00. The underwriter received a commission of $30,800, reimbursement of expenses of $11,368, including underwriter's legal fees of $5,518, and warrants to purchase 70,000 shares of Common Stock, 56,000 exercisable at $.0.55 per share and 14,000 exercisable at $1.00 per share.

         d) The registrant relied on the exemptions from registration provided by Regulation D of the General Rules and Regulations promulgated under the Securities Act of 1933 and Section 4(2) of such Act. As indicated in (a) above, the Units were sold to five (5) investors each of whom (i) was an accredited investor, as that term is defined in Rule 501 of Regulation D and (ii) agreed to acquire the shares for investment purposes only and not for distribution. A restrictive legend was placed on each certificate and warrant issued.

         e) See (a) and (c) above for information regarding the warrants issued to investors and the underwriter.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDIANET GROUP TECHNOLOGIES, INC.



                                       By: /s/ Martin A. Berns
                                           -------------------
                                           Martin A. Berns
                                           President and Chief Executive Officer

Date:    June 23, 2005